SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 26, 2004
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________

Item 5.      Other events.

             Incorporated by reference is a press release issued by the Registrant on February 26, 2004, attached as Exhibit 01, describing transfer of controlling interest of beneficial ownership of Company's stock, resignations of board members and appointments of new board members.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release announcing change in beneficial ownership and board members.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						            /s/ W. BERNARD LESTER
February 26, 2004                         By________________________________
__________________			         W. Bernard Lester, President
Date						         (Signature)


























EXHIBIT INDEX



Exhibit
Number	Description

01          Press release issued February 26, 2004


February 26, 2004


National Circuit
LaBelle, Florida

CHANGE OF LEADERSHIP OFFICIAL AT ALICO, INC.

LABELLE, Fla. (February 26, 2004) - Alico Inc. (ALCO), an agribusiness company based in LaBelle, Florida, announced today that beneficial ownership of the shares of Alico, Inc. previously controlled by Ben Hill Griffin, III as Trustee of the Ben Hill Griffin Jr. Irrevocable Trust, has transferred to Atlantic Blue Trust, Inc., a corporation owned by his sisters and their lineal descendants. Upon the transfer of the beneficial ownership of these shares, Ben Hill Griffin III, resigned as Chairman of the Board, Chief Executive Officer and as a director, and Walker E. Blount Jr., Monterey Campbell III, Amy Gravina and K.E. Hartsaw resigned as directors and were replaced by five new directors.

Accordingly the reconfigured Alico Board of Directors consists of John R. Alexander, president and CEO and a director of Atlantic Blue Trust, Inc.; Richard C. Ackert, president and CEO of SouthTrust Bank, N.A. Southwest Florida and a continuing board member of Alico; Senator J.D. Alexander, District 17, Florida Senate, director of Atlantic Blue Trust, Inc. and partner, Scenic Highland Groves, Lake Wales, Florida; William L. Barton, P.E., president of Mitigation Land Partners Inc., Naples, Florida and a continuing board member of Alico; Larry Carter, CPA, and former president and COO of Conagra Foods- Food Ingredients Group, Omaha, Nebraska; W. Bernard Lester, continuing as president and chief operating officer, Alico, LaBelle, Florida; Stephen M. Mulready, former president and CEO, USA Operations of Royal and Sunalliance, Farmington, Connecticut; Thomas E. Oakley, president, Oakley Transport Inc., Lake Wales, Florida, and a continuing board member of Alico; and Representative Baxter G. Troutman, District 66, Florida House of Representatives, director of Atlantic Blue Trust, Inc. and CEO of Florida Labor Solutions, Inc., Frostproof, Florida. Senator Alexander is John R. Alexander's son and Representative Troutman is his nephew. At the meeting
Mr. John R Alexander was elected Chairman of the Board and Chief Executive Officer.

"It has been a distinct privilege to serve the company's shareholders for the past four decades," said Ben Hill Griffin, III. "Alico has wonderful assets, a dedicated management team and a very bright future. I wish the new board great success."











Mr. Alexander, said, "We share the philosophy with the past management for the love of the land and our commitment to Florida agriculture. We look forward to working with Bernie Lester and the Alico staff to enhance shareholder value and commit to working diligently for the benefit of the
shareholders.   We plan to continue the company's involvement in the Central and Southwest Florida regions and its close association with Florida Gulf Coast University."

Bernie Lester has served Alico for the past 17 years, initially as executive vice president/COO, and for the past six years as president and COO. "The staff looks forward to working with the new board members to continue the company's progress."

Alico Inc. is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.